                                                                EXHIBIT 10.F

                   ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


    This is an Assignment, Assumption and Recognition Agreement (the "Agreement") made this _____ day of ________________, 1997, among People's Bank of California (the "Seller"), People's Preferred Capital Corporation (the "Purchaser"), and Temple-Inland Mortgage Corporation (the "Servicer").

    In consideration of the mutual promises contained herein, the parties hereto agree as follows with respect to the mortgage loans (the "Mortgage Loans") identified on the Mortgage Loan Schedule attached hereto as Schedule
A. The Mortgage Loans are currently being serviced by the Servicer, pursuant to that certain Loan Servicing Agreement, dated as of March 31, 1997 (the "Servicing Agreement"), among the Servicer, and the Seller as Investor thereunder. A true, accurate and complete copy of the Servicing Agreement is attached hereto as Exhibit Two.

                                      Warranties

    1. The Seller and Purchaser warrant and represent to Servicer that attached hereto as Exhibit One is a true, accurate and complete copy of the Residential Mortgage Loan Purchase and Warranties Agreement (the "Purchase Agreement"), dated as of ________________ __, 1997, between the Seller and the Purchaser, with respect to Seller's sale and Purchaser's purchase of the Mortgage Loans. The Purchase Agreement is in full force and effect as of the date hereof and no notice of termination has been given thereunder.

    2. The Seller warrants and represents to Servicer that immediately prior to payment of the purchase price for the Mortgage Loans as specified in the Purchase Agreement, the Seller is the lawful owner of the Mortgage Loans and has the full right to transfer the Mortgage Loans subject to Article Seven of the Servicing Agreement, free from any and all claims and encumbrances whatsoever.

                              Assignment and Assumption

    3. (a) Pursuant to the Purchase Agreement, the Seller grants, transfers and assigns to the Purchaser all of its right, title and interest in and to the Mortgage Loans as provided therein, and the Purchaser hereby assumes all of the Seller's obligations as Investor under the Servicing Agreement with respect to the Mortgage Loans from and after the date hereof.

         (b) It is hereby acknowledged and agreed that the Purchaser, pursuant to this Agreement and the Purchase Agreement, shall be entitled to all payments of principal and interest and such other payments that the Investor under the Servicing Agreement shall be entitled to with respect to the Mortgage Loans collected after ________________ __, 1997.


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                             Recognition of the Purchaser

    4. From and after the date hereof, the Seller and the Servicer shall recognize the Purchaser as the owner of the Mortgage Loans. The Servicer shall service the Mortgage Loans for the Purchaser as if the Purchaser and the Servicer had entered into a separate servicing agreement for the servicing of the Mortgage Loans in the form of the Servicing Agreement with the Seller, the terms of which are incorporated herein by reference with respect to the Mortgage Loans, (and as if the Purchaser is the Investor thereunder); provided, however, that (i) it is the intention of the Seller, the Servicer and the Purchaser that this Agreement will be a separate and distinct servicing agreement, and the entire agreement, among the Servicer, the Seller and the Purchaser with respect to the servicing of the Mortgage Loans, shall be binding upon and for the benefit of the respective successors and assigns of such parties hereto; (ii) the Servicer shall remit all payments and proceeds (that the Purchaser is entitled to pursuant to the provisions of this Agreement and the Servicing Agreement) with respect to the Mortgage Loans to Account Number _________________, ABA Number ________________, Attention: ______________.

                                       Notices

    5. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, return receipt requested, to the following addressees: if to the Purchaser, addressed to the Purchaser at 5900 Wilshire Boulevard, 16th Floor, Los Angeles, California 90036 Attention:_________________________, or to such other address as the Purchaser may designate in writing to the Seller; or if to the Seller, addressed to the Seller at 5900 Wilshire Boulevard, 16th Floor, Los Angeles, California 90036, Attention: _______, or to such other address as the Seller may designate in writing; or if to the Servicer, addressed to the Interim Servicer at 301 Congress Avenue, Suite 375, Austin, Texas 78701, Attention:
Richard Magel or to such other address as the Interim Servicer may designate in writing.


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    IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                             PEOPLE'S BANK OF CALIFORNIA,
                             Seller


                             By:_____________________________________________
                             Name:___________________________________________
                             Title:__________________________________________


                             By:_____________________________________________
                             Name:___________________________________________
                             Title:__________________________________________


                             PEOPLE'S PREFERRED CAPITAL
                             CORPORATION
                                      Purchaser


                             By:_____________________________________________
                             Name:___________________________________________
                             Title:__________________________________________


                             TEMPLE-INLAND MORTGAGE
                             CORPORATION
                                       Servicer


                             By:_____________________________________________
                             Name:___________________________________________
                             Title:__________________________________________


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                                      SCHEDULE A

                                MORTGAGE LOAN SCHEDULE

                                     EXHIBIT ONE

                        RESIDENTIAL MORTGAGE LOAN PURCHASE AND
                                 WARRANTIES AGREEMENT

                                     EXHIBIT TWO

                               LOAN SERVICING AGREEMENT